UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 13, 2023

THE CHILDREN’S PLACE, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-23071	31-1241495
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Plaza Drive, Secaucus, New Jersey	07094
(Address of Principal Executive Offices)	(Zip Code)

(201) 558-2400
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value	PLCE	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12-b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 13, 2023, the Company appointed Alicia Enciso to the Company’s Board of Directors and to the Corporate Responsibility, Sustainability and Governance Committee. Ms. Enciso will hold office until the annual meeting of stockholders of the Company to be held in 2024. Ms. Enciso is an independent director under applicable SEC and Nasdaq rules.

Ms. Enciso was the Chief Marketing Officer of Nestle USA from 2017 until her retirement in May 2023. Ms. Enciso joined Nestle in 2008 as the Chief Marketing Officer – Vice President Marketing & Communications of Grupo Nestle Mexico, before becoming the Chief Marketing Officer of Nestle USA in 2013. From 2016 to 2017, Ms. Enciso was President of the Beverage Division of Nestle USA. In these positions, Ms. Enciso’s extensive expertise and leadership extended to building high performing brands and leading digital transformation and e-commerce capabilities.

Prior to joining Nestle, Ms. Enciso served as the Principal Consultant – Mexico Managing Director of Zyman Group, a marketing and consulting company, from 2005-2008, and was the CEO and Co-Founder of Tradaq Mexico/Latin America, an internet media trading company, from 1999-2005. Prior to these roles, Ms. Enciso held leadership and brand management positions for over ten years at The Procter and Gamble Company and The Estee Lauder Company. Ms. Enciso received a Bachelor of Science degree in Business Administration from Instituto Tecnologico Autonomo De Mexico (ITAM).

There is no arrangement or understanding between Ms. Enciso and any other person pursuant to which Ms. Enciso was appointed as a director of the Company. Ms. Enciso will be eligible to participate in all non-management director compensation plans and arrangements available to the Company’s other independent directors. Accordingly, on the date of her appointment as a director, Ms. Enciso was granted time-based restricted stock units under the Company’s 2011 Equity Incentive Plan (the “Plan”) representing 2,687 shares of the Company’s common stock, par value $0.10 per share, which shares are deliverable to Ms. Enciso on the first anniversary of the date of grant, subject to the terms and conditions of the Plan.

The Company also announced that Tracey Griffin will be leaving the Company’s Board of Directors, effective July 13, 2023. Ms. Griffin has served on the Board of Directors since 2020 and will be relocating to the Middle East to become the Chief Financial Officer of the Chalhoub Group, a luxury retailer located in Dubai.

A copy of the press release announcing the appointment of Ms. Enciso as a director of the Company and announcing Ms. Griffin’s departure from the Company’s Board of Directors is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit 99.1	Press Release dated July 13, 2023
Exhibit 104	Cover Pages Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

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Forward-Looking Statements

This Current Report on Form 8-K, including Exhibit 99.1, contains or may contain forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to statements relating to the Company’s strategic initiatives and results of operations, including adjusted net income (loss) per diluted share. Forward-looking statements typically are identified by use of terms such as “may,” “will,” “should,” “plan,” “project,” “expect,” “anticipate,” “estimate” and similar words, although some forward-looking statements are expressed differently. These forward-looking statements are based upon the Company’s current expectations and assumptions and are subject to various risks and uncertainties that could cause actual results and performance to differ materially. Some of these risks and uncertainties are described in the Company’s filings with the Securities and Exchange Commission, including in the “Risk Factors” section of its annual report on Form 10-K for the fiscal year ended January 28, 2023. Included among the risks and uncertainties that could cause actual results and performance to differ materially are the risk that the Company will be unsuccessful in gauging fashion trends and changing consumer preferences, the risks resulting from the highly competitive nature of the Company’s business and its dependence on consumer spending patterns, which may be affected by changes in economic conditions (including inflation), the risks related to the COVID-19 pandemic, including the impact of the COVID-19 pandemic on our business or the economy in general, the risk that the Company’s strategic initiatives to increase sales and margin are delayed or do not result in anticipated improvements, the risk of delays, interruptions, disruptions and higher costs in the Company’s global supply chain, including resulting from COVID-19 or other disease outbreaks, foreign sources of supply in less developed countries, more politically unstable countries, or countries where vendors fail to comply with industry standards or ethical business practices, including the use of forced, indentured or child labor, the risk that the cost of raw materials or energy prices will increase beyond current expectations or that the Company is unable to offset cost increases through value engineering or price increases, various types of litigation, including class action litigations brought under consumer protection, employment, and privacy and information security laws and regulations, the imposition of regulations affecting the importation of foreign-produced merchandise, including duties and tariffs, and the uncertainty of weather patterns. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they were made. The Company undertakes no obligation to release publicly any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 13, 2023
THE CHILDREN’S PLACE, INC.

By:	/s/ Jane Elfers
Name:	Jane Elfers
Title:	President and Chief Executive Officer

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